UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): November 16, 2015

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8-K filed by SWK Holdings Corporation (“SWK” or the “Company”) on November 16, 2015, is filed to attach a corrected Exhibit 99.1 to match the text of the press release issued by SWK on November 16, 2015.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release of SWK Holdings Corporation, dated November 16, 2015, reporting SWK Holdings Corporation’s financial results for the third quarter 2015 and appointment of new CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Winston L. Black
Winston L. Black
Managing Director

Date: November 18, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of SWK Holdings Corporation, dated November 16, 2015, reporting SWK Holdings Corporation’s financial results for the third quarter 2015 and appointment of new CEO.